united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 4/30

Date of reporting period: 4/30/20

Item 1. Reports to Stockholders.

Zeo Short Duration Income Fund

Class I : ZEOIX

Zeo Sustainable Credit Fund

Class I : ZSRIX

ANNUAL REPORT
April 30, 2020

1-855-ZEO-FUND
(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.zeo.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

One Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604 f. 415.875.5609

April 30, 2020

Dear Shareholders:

It hardly seems possible that this last year saw both the launch of the Zeo Sustainable Credit Fund and a continuation of an unprecedented bull market in which economic fundamentals strengthened, equity markets advanced and interest rates declined. And then the world changed. Due to both to the actual health consequences of COVID-19 and the subsequent reaction of leaders around the world, our society is facing a potential tragedy not seen in our lifetimes. Lives and livelihoods have been lost. Psychologies of anxiety, fear and suspicion have seeped into even the most mundane facets of daily life; not even something as simple as taking a stroll around your neighborhood is exempt.

Despite what the markets may have led some to believe, the full impact of these circumstances has yet to be felt in our opinion. We can watch markets go up and down in reaction to one headline or another, but security prices have never felt more divorced from the reality of the world we live in or the markets in which we invest. When there is so much uncertainty, we take refuge in the relative confidence that comes with being a value investor focused on underlying company fundamentals. While an issuer’s business may be impacted by the crisis at hand, that impact can be more reasonably evaluated and quantified than a shift in the psychology of the market. Such a distinction, in our view, is the difference between investing and betting.

By focusing on investing, we can view the current markets through a lens of opportunity. After all, it is our strategy to seek out securities whose prices are divorced from reality. In times like these, we believe the mandate of every investor is to buy what is undervalued rather than to buy everything in an asset class. This moment calls for a prudent evaluation of risk and reward. Security selection, not broad market indexing, speaks to this demand for investment strategies that aim to manage risks rather than avoid them entirely or take them indiscriminately.

Performance review

The Zeo Short Duration Income Fund (“ZEOIX”) declined 4.63% for the year ended April 30, 2020. During the same period, the Bloomberg Barclays Capital U.S. Aggregate Bond Indexi (the “Benchmark”) returned +10.84%. The Zeo Sustainable Credit Fund (“ZSRIX”, and together with “ZEOIX”, the “Funds”) declined 6.53% since its inception on May 31, 2019. The Benchmark returned +8.91% since May 31, 2019.

The primary driver of the differences between the Funds and the Benchmark will come as no surprise: COVID-19. However, the reasons for the differences are unique to the factors that impact the Funds and the Benchmark differently. The Benchmark is the simplest to explain: Interest rates declined. With a duration of around 6 years, a decline in interest rates is the single biggest factor for Benchmark performance. What is peculiar is that interest rates declined both during the heady bull market of late 2019 as well as the market correction we just experienced in March 2020. We will discuss this further in the outlook below.

For the Funds, as regular readers will recall, the Zeo investment approach, whether focused on short duration income or sustainable credit, aims to identify higher quality bonds in the high yield fixed income markets which we believe will perform comparably to higher rated securities. Though the performance of the Funds was not what we expected, in this one respect, our security selection resulted in just that. Unfortunately, even higher credit quality securities experienced a decline which was unexpected, regardless of duration or rating.1 Furthermore, since the Funds do not typically have high overlap with market indices, the subsequent Federal Reserve announcements of support for the credit markets did not impact the pricing of the holdings in the Funds with the same demand spike that impacted bonds in the Fed’s targeted indices… for now.

Investment outlook

To this point, we believe investors have simply not been focused on individual securities. Both on the way down, with indiscriminate selling regardless of duration or credit quality, and in the recent recovery, investor sentiment seems to be focused on trying to avoid or capture market momentum. This behavior is not grounded in the underlying fundamentals of bond issuers but rather implicitly assumes the fundamentals will not be relevant to the performance of those bonds in the short term.

This indeed may be the case, but the trick for any investor is defining what “short term” means, because in our experience, fundamentals will matter at some point. We think the economic impact of COVID-19 will be too hard to ignore. We think the impact of a looming long-tail recession on company earnings will be too hard to ignore. We think impending credit downgrades, bankruptcies and restructurings will be too hard to ignore. At that point, which may be soon and sudden, we expect price movements based on momentum to reverse while price movements based on fundamentals to take hold. For those fundamentally strong bonds which have rallied recently, this would be good news as their risk of declines should be lower; for those fundamentally strong bonds which have not rallied recently, this should be better news as they may have more upside as well; and for those fundamentally weak bonds which participated in the recent market gains, this is likely not a positive outlook.

To be invested in indices is to make a proactive decision that buying a broad slice of the overall market is a good idea. Right now, this means buying both fundamentally strong and weak issuers by design. In our opinion, and in the Funds, we believe it is more prudent to target “cheap” bonds, not all bonds. This approach may not always be the fastest way to get a return on one’s money, but we feel more confident in assessing an issuer’s fundamentals than the market’s psychology. For those who agree, we encourage you to get in touch and look forward to an ongoing dialogue.

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy
Chief Investment Officer

[1]	For a visual depiction of this observation, we recommend that readers refer to the “ZEOIX Covid Crisis” document available on our web site at this link: https://www.zeo.com/documents/Fund/2020.03.31.ZEOIX.CovidCrisis.pdf.

[i]	The Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Unmanaged index returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

3674-NLD-6/17/2020

Zeo Short Duration Income Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2020

The Fund’s performance figures* for the periods ended April 30, 2020, compared to its benchmark:

			Inception** -
Annualized Average Returns:	One Year	Five Year	April 30, 2020
Zeo Short Duration Income Fund - Class I	(4.63)%	1.27%	2.19%
Bloomberg Barclays U.S. Aggregate Bond Index ***	10.84%	3.80%	3.69%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the fee table in the Fund’s Prospectus dated August 28, 2019, is 1.03% for Class I shares. For performance information current to the most recent month-end, please call 1-855-936-3863.

**	Inception date is May 31, 2011.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Please visit www.zeo.com for the most recent information on the funds and to join our email distribution to receive quarterly commentaries and notices to participate in investor calls. Any questions can be directed to InvestorRelations@zeo.com.

Portfolio Composition as of April 30, 2020	% of Net Assets
Bonds & Notes	68.1%
Term Loans	18.5%
Preferred Stock	1.6%
Convertible Bonds	0.3%
Other Assets, Cash & Cash Equivalents	11.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Zeo Sustainable Credit Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2020

The Fund’s performance figures* for the period ended April 30, 2020, compared to its benchmark:

Inception** -
Annualized Average Returns:	April 30, 2020
Zeo Sustainable Credit Fund - Class I	(6.53)%
Bloomberg Barclays U.S. Aggregate Bond Index ***	8.91%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the fee table in the Fund’s Prospectus dated April 3, 2019, is 1.33% for Class I shares. For performance information current to the most recent month-end, please call 1-855-936-3863.

**	Inception date is May 31, 2019.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Please visit www.zeo.com for the most recent information on the funds and to join our email distribution to receive quarterly commentaries and notices to participate in investor calls. Any questions can be directed to InvestorRelations@zeo.com.

Portfolio Composition as of April 30, 2020	% of Net Assets
Bonds & Notes	68.1%
Term Loans	9.7%
Preferred Stock	2.5%
Other Assets, Cash & Cash Equivalents	19.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS
April 30, 2020

Shares					Fair Value
	PREFERRED STOCK - 1.6%
	DIVERSIFIED FINANCIAL SERVICES - 1.6%
5,590,000	American Express Co., 5.12% (Cost - $5,590,000)				$4,863,300

Par Value		Coupon Rate (%)		Maturity
	BONDS & NOTES - 68.1%
	AUTO PARTS & EQUIPMENT - 5.1%
$15,775,000	Nexteer Automotive Group LLC (a)	5.875		11/15/2021	15,538,375

	COMMERCIAL SERVICES - 8.0%
4,522,000	Cimpress PLC (a)	7.000		6/15/2026	3,357,585
7,703,000	Nielsen Co. Luxembourg (a)	5.500		10/1/2021	7,616,341
3,623,000	Nielsen Finance LLC	4.500		10/1/2020	3,604,885
10,018,000	Nielsen Finance LLC (a)	5.000		4/15/2022	9,868,832
					24,447,643
	ELECTRICAL COMPONENTS & EQUIPMENT - 6.8%
20,932,000	WESCO Distribution, Inc.	5.375		12/15/2021	20,618,020

	ENTERTAINMENT - 2.9%
578,000	Lions Gate Capital Holdings LLC (a)	6.375		2/1/2024	536,095
9,006,000	Lions Gate Capital Holdings LLC (a)	5.875		11/1/2024	8,308,035
					8,844,130
	FOOD - 1.2%
3,834,000	Nathan’s Famous, Inc. (a)	6.625		11/1/2025	3,671,055

	FOREST PRODUCTS & PAPER - 7.1%
8,312,000	Mercer International, Inc.	6.500		2/1/2024	7,750,940
14,521,000	Neenah Paper, Inc. (a)	5.250		5/15/2021	14,048,341
					21,799,281
	HOME FURNISHINGS - 3.3%
7,588,000	Tempur Sealy International, Inc.	5.625		10/15/2023	7,474,180
2,639,000	Tempur Sealy International, Inc.	5.500		6/15/2026	2,515,073
					9,989,253
	HOUSEHOLD PRODUCTS/WARES - 2.2%
6,590,000	Central Garden & Pet Co.	6.125		11/15/2023	6,655,900

	INTERNET - 3.8%
11,537,000	Cogent Communications Finance, Inc. (a)	5.625		4/15/2021	11,479,315

	MACHINERY - DIVERSIFIED - 5.5%
15,239,000	ATS Automation Tooling Systems, Inc. (a)	6.500		6/15/2023	15,239,000
1,582,000	Mueller Water Products, Inc. (a)	5.500		6/15/2026	1,618,861
					16,857,861
	MEDIA - 0.6%
1,405,000	Virgin Media Finance PLC	5.250		2/15/2022	1,394,462
405,000	Virgin Media Finance PLC (a)	5.750		1/15/2025	409,171
					1,803,633
	PACKAGING & CONTAINERS - 3.8%
841,000	LABL Escrow Issuer LLC (a)	6.750		7/15/2026	841,000
10,392,000	Reynolds Group Issuer, Inc., 3 mo. LIBOR + 3.50% (a)	4.719	(b)	7/15/2021	10,288,080
621,000	WestRock MWV LLC	9.750		6/15/2020	626,312
					11,755,392
	RETAIL - 13.4%
12,243,000	Caleres, Inc.	6.250		8/15/2023	10,896,270
26,994,000	Men’s Warehouse, Inc.	7.000		7/1/2022	11,337,480
12,135,000	Michaels Stores, Inc. (a)	8.000		7/15/2027	8,433,825
12,309,000	PriSo Acquisition Corp. (a)	9.000		5/15/2023	9,170,205
921,000	Sally Capital, Inc. (a)	8.750		4/30/2025	937,118
					40,774,898

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2020

Par Value		Coupon Rate (%)		Maturity	Fair Value
	SEMICONDUCTORS - 4.4%
$13,898,000	MagnaChip Semiconductor Corp.	6.625		7/15/2021	$13,585,295

	TOTAL BONDS & NOTES (Cost - $229,735,850)				207,820,051

	CONVERTIBLE BOND - 0.3%
	ELECTRIC - 0.3%
829,000	Clearway Energy, Inc. (a) (Cost - $824,855)	3.250		6/1/2020	813,456

	TERM LOANS - 18.5%
	CONSUMER SERVICES - 3.4%
12,147,705	Cast & Crew Payroll, 1 mo. LIBOR + 3.75%	5.650	(b)	2/7/2026	10,237,479

	CONTAINERS AND PACKAGING - 1.2%
3,980,000	LABL, Inc., 3 mo. LIBOR + 4.50%	4.904	(b)	7/1/2026	3,693,121

	FOOD & BEVERAGE - 2.2%
4,472,070	Arctic Glacier Co., 3 mo. LIBOR + 3.50%	4.950	(b)	3/20/2024	3,183,577
3,974,684	Wells Enterprises, 1 mo. LIBOR + 3.00%	4.000	(b)	3/29/2025	3,696,456
					6,880,033
	MEDIA - 1.6%
5,793,938	Trader Corp., 3 mo. LIBOR + 3.00%	4.000	(b)	9/28/2023	4,924,848

	RETAIL - 4.6%
12,757,199	Michaels Stores, Inc., 3 mo. LIBOR + 2.50%	3.500	(b)	1/28/2023	10,467,282
3,904,000	Sally Holdings LLC	4.500		7/6/2022	3,630,720
					14,098,002
	SOFTWARE - 5.5%
3,384,287	Hyland Software, Inc., 3 mo. LIBOR + 3.25%	4.239	(b)	7/1/2022	3,234,126
14,650,000	Hyland Software, Inc., 3 mo. LIBOR + 7.00%	7.989	(b)	7/7/2025	13,551,250
					16,785,376

	TOTAL TERM LOANS (Cost - $64,473,290)				56,618,859

Shares
	SHORT-TERM INVESTMENT - 11.0%
	MONEY MARKET FUND - 11.0%
33,685,686	Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, to yield 0.25% (Cost - $33,685,686) (c)				33,685,686

	TOTAL INVESTMENTS - 99.5% (Cost - $334,309,681)				$303,801,352
	OTHER ASSETS LESS LIABILITIES - NET - 0.5%				1,381,280
	NET ASSETS - 100.0%				$305,182,632

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At April 30, 2020 these securities amounted to $122,174,690 or 40.0% of net assets.

(b)	Floating rate security; interest rate shown reflects the effective rate as of April 30, 2020.

(c)	Money market fund; interest rate reflects seven-day effective yield on April 30, 2020.

LIBOR -	London Interbank Offered Rate. The U.S. LIBOR rate as of April 30, 2020 is 0.56%.

LLC -	Limited Liability Company

PLC -	Public Limited Co.

See accompanying notes to financial statements.

Zeo Sustainable Credit Fund
PORTFOLIO OF INVESTMENTS
April 30, 2020

Shares					Fair Value
	PREFERRED STOCK - 2.5%
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
298,000	American Express Co., 5.12% (Cost - $298,000)				$259,260

Par Value		Coupon Rate (%)		Maturity
	BONDS & NOTES - 68.1%
	AGRICULTURE - 1.5%
$150,000	Darling Ingredients, Inc (a)	5.250		4/15/2027	151,313

	APPAREL - 2.1%
218,000	William Carter Co. (a)	5.625		3/15/2027	221,000

	AUTO MANUFACTURERS - 2.9%
308,000	Allison Transmission, Inc. (a)	5.000		10/1/2024	297,220

	AUTO PARTS & EQUIPMENT - 4.7%
490,000	Nexteer Automotive Group Ltd. (a)	5.875		11/15/2021	482,650

	COMMERCIAL SERVICES - 7.8%
283,000	Cimpress PLC (a)	7.000		6/15/2026	210,128
596,000	Nielsen Finance LLC (a)	5.000		4/15/2022	587,126
					797,254
	ENTERTAINMENT - 3.6%
52,000	Lions Gate Capital Holdings LLC (a)	6.375		2/1/2024	48,230
349,000	Lions Gate Capital Holdings LLC (a)	5.875		11/1/2024	321,952
					370,182
	ENVIRONMENTAL CONTROL - 4.9%
487,000	Clean Harbors, Inc. (a)	4.875		7/15/2027	502,827

	FOOD - 5.1%
248,000	Albertsons Cos, Inc.	6.625		6/15/2024	256,370
277,000	US Foods, Inc. (a)	5.875		6/15/2024	263,793
					520,163
	FOREST PRODUCTS & PAPER - 7.2%
352,000	Mercer International, Inc.	6.500		2/1/2024	328,240
422,000	Neenah, Inc. (a)	5.250		5/15/2021	408,264
					736,504
	INTERNET - 2.2%
231,000	Cogent Communications Finance, Inc. (a)	5.625		4/15/2021	229,845

	MACHINERY - DIVERSIFIED - 2.8%
285,000	Mueller Water Products, Inc. (a)	5.500		6/15/2026	291,640

	MEDIA - 5.5%
400,000	Virgin Media Finance PLC	5.250		2/15/2022	397,000
171,000	Virgin Media Finance PLC (a)	5.750		1/15/2025	172,761
					569,761
	PACKAGING & CONTAINERS - 3.5%
359,000	Reynolds Group Issuer, Inc., 3 mo. LIBOR + 3.50% (a)	4.719	(b)	7/15/2021	355,410

	RETAIL - 14.3%
612,000	Caleres, Inc.	6.250		8/15/2023	544,680
749,000	Men’s Warehouse, Inc.	7.000		7/1/2022	314,580
668,000	Michaels Stores, Inc. (a)	8.000		7/15/2027	464,260
130,000	Sally Capital, Inc.	5.500		11/1/2023	115,375
29,000	Sally Capital, Inc. (a)	8.750		4/30/2025	29,507
					1,468,402

	TOTAL BONDS & NOTES (Cost - $7,675,485)				6,994,171

See accompanying notes to financial statements.

Zeo Sustainable Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2020

Par Value		Coupon Rate (%)		Maturity	Fair Value

	TERM LOANS - 9.7%
	CONSUMER SERVICES - 3.3%
$399,990	Cast & Crew Payroll, 1 mo. LIBOR + 3.75%	5.650	(b)	2/7/2026	$337,092

	RETAIL - 2.5%
208,801	Michaels Stores, Inc., 3 mo. LIBOR + 2.50%	3.500	(b)	1/28/2023	171,321
96,000	Sally Holdings LLC	4.500		7/6/2022	89,280
					260,601
	SOFTWARE - 3.9%
435,000	Hyland Software, Inc., 3 mo. LIBOR + 7.00%	7.989	(b)	7/7/2025	402,375

	TOTAL TERM LOANS (Cost - $1,130,338)				1,000,068

Shares
	SHORT-TERM INVESTMENT - 15.5%
	MONEY MARKET FUND - 15.5%
1,587,152	Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, to yield 0.25% (Cost - $1,587,152) (c)				1,587,152

	TOTAL INVESTMENTS - 95.8% (Cost - $10,690,975)				$9,840,651
	OTHER ASSETS LESS LIABILITIES - NET - 4.2%				436,458
	NET ASSETS - 100.0%				$10,277,109

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At April 30, 2020 these securities amounted to $5,037,926 or 49.0% of net assets.

(b)	Floating rate security; interest rate shown reflects the effective rate as of April 30, 2020.

(c)	Money market fund; interest rate reflects seven-day effective yield on April 30, 2020.

LIBOR -	London Interbank Offered Rate. The U.S. LIBOR rate as of April 30, 2020 is 0.56%.

LLC -	Limited Liability Company

PLC -	Public Limited Co.

See accompanying notes to financial statements.

Zeo Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2020

	Zeo Short Duration Income Fund	Zeo Sustainable Credit Fund
ASSETS
Investment securities:
At cost	$334,309,681	$10,690,975
At value	$303,801,352	$9,840,651
Cash	—	39,865
Receivable for securities sold	—	295,737
Receivable for Fund shares sold	344,163	157,700
Interest receivable	4,614,450	137,560
Prepaid expenses and other assets	25,460	5,733
TOTAL ASSETS	308,785,425	10,477,246

LIABILITIES
Due to custodian	365,250	—
Payable for securities purchased	2,277,940	161,840
Payable for Fund shares repurchased	550,427	—
Investment advisory fees payable	190,418	62
Payable to related parties	122,343	9,923
Accrued expenses and other liabilities	96,415	28,312
TOTAL LIABILITIES	3,602,793	200,137
NET ASSETS	$305,182,632	$10,277,109

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$339,919,279	$11,179,401
Accumulated losses	(34,736,647)	(902,292)
NET ASSETS	$305,182,632	$10,277,109

Net Asset Value Per Share:
Class I Shares:
Net Assets	$305,182,632	$10,277,109
Shares of beneficial interest outstanding	33,336,695	1,124,158
Net Asset Value (Net Assets / Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.15	$9.14

(a)	The Funds may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Funds
STATEMENTS OF OPERATIONS
For the Period Ended April 30, 2020

	Zeo Short Duration Income Fund	Zeo Sustainable Credit Fund *
INVESTMENT INCOME
Dividends	$456,484	$6,818
Interest	18,684,748	255,302
TOTAL INVESTMENT INCOME	19,141,232	262,120

EXPENSES
Investment advisory fees	2,884,820	47,842
Administrative services fees	346,140	7,474
Third party administrative servicing fees	322,237	4,903
Transfer agent fees	79,403	15,995
Registration fees	66,117	5,018
Custodian fees	40,462	4,611
Printing and postage expenses	33,834	5,330
Compliance officer fees	30,063	6,813
Audit fees	18,094	17,707
Legal fees	18,039	11,284
Offering costs	—	15,807
Trustees’ fees and expenses	14,691	14,563
Insurance expense	8,108	571
Other expenses	11,315	2,836
TOTAL EXPENSES	3,873,323	160,754
Less: Fees waived/reimbursed by the Advisor	—	(80,796)
NET EXPENSES	3,873,323	79,958
NET INVESTMENT INCOME	15,267,909	182,162

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(2,507,901)	(54,847)
Net change in unrealized appreciation (depreciation) of investments	(31,606,245)	(850,324)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(34,114,146)	(905,171)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,846,237)	$(723,009)

*	The Zeo Sustainable Credit Fund commenced operations on June 5, 2019.

See accompanying notes to financial statements.

Zeo Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Zeo Short Duration Income Fund

	Year Ended	Year Ended
	April 30, 2020	April 30, 2019

FROM OPERATIONS
Net investment income	$15,267,909	$11,245,744
Net realized gain (loss) from security transactions	(2,507,901)	359,924
Net change in unrealized appreciation (depreciation) of investments	(31,606,245)	1,283,466
Net increase (decrease) in net assets resulting from operations	(18,846,237)	12,889,134

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions paid	(15,263,305)	(11,284,955)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	113,541,185	180,606,970 *
Net asset value of shares issued in reinvestment of distributions to shareholders	12,775,745	9,063,020
Payments for shares redeemed	(164,470,881)	(92,840,490)
Redemption fee proceeds	14,344	11,022
Net increase (decrease) in net assets from shares of beneficial interest	(38,139,607)	96,840,522

TOTAL INCREASE (DECREASE) IN NET ASSETS	(72,249,149)	98,444,701

NET ASSETS
Beginning of Year	377,431,781	278,987,080
End of Year	$305,182,632	$377,431,781

SHARE ACTIVITY
Shares Sold	11,499,035	18,144,286
Shares Reinvested	1,307,762	911,994
Shares Redeemed	(17,239,659)	(9,328,551)
Net increase (decrease) in shares of beneficial interest outstanding	(4,432,862)	9,727,729

*	Includes proceeds of $5,666,968 from contributions in-kind.

See accompanying notes to financial statements.

Zeo Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Zeo Sustainable Credit Fund

Period Ended
April 30, 2020 *

FROM OPERATIONS
Net investment income	$182,162
Net realized loss from security transactions	(54,847)
Net change in unrealized appreciation (depreciation) of investments	(850,324)
Net decrease in net assets resulting from operations	(723,009)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions paid	(179,283)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	13,663,492
Net asset value of shares issued in reinvestment of distributions to shareholders	178,167
Payments for shares redeemed	(2,664,585)
Redemption fee proceeds	2,327
Net increase in net assets from shares of beneficial interest	11,179,401

TOTAL INCREASE IN NET ASSETS	10,277,109

NET ASSETS
Beginning of Period	—
End of Period	$10,277,109

SHARE ACTIVITY
Shares Sold	1,400,921
Shares Reinvested	18,477
Shares Redeemed	(295,240)
Net increase in shares of beneficial interest outstanding	1,124,158

*	The Zeo Sustainable Credit Fund commenced operations on June 5, 2019.

See accompanying notes to financial statements.

Zeo Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Zeo Short Duration Income Fund
	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016

Net asset value, beginning of year	$9.99	$9.95	$9.97	$9.87	$10.05

Activity from investment operations:
Net investment income (1)	0.39	0.35	0.25	0.27	0.33
Net realized and unrealized gain (loss) on investments	(0.83)	0.03	(0.02)	0.08	(0.19)
Total from investment operations	(0.44)	0.38	0.23	0.35	0.14

Paid-in-Capital from
Redemption fees (2)	0.00	0.00	0.00	0.00	0.00

Less distributions from:
Net investment income	(0.40)	(0.34)	(0.25)	(0.25)	(0.32)

Net asset value, end of year	$9.15	$9.99	$9.95	$9.97	$9.87

Total return (3)	(4.63)%	3.92%	2.28%	3.63%	1.41%

Net assets, end of year (000s)	$305,183	$377,432	$278,987	$242,206	$216,891

Ratio of expenses to average net assets	1.01%	1.01%	1.27%	1.29%	1.25%

Net investment income, net waiver or recapture	3.97%	3.48%	2.51%	2.69%	3.31%

Portfolio turnover rate	95%	135%	152%	152%	135%

*	Zeo Short Duration Income Fund was formerly known as Zeo Strategic Income Fund.

(1)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.

(2)	Less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

See accompanying notes to financial statements.

Zeo Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

Zeo Sustainable Credit Fund
Class I

Period Ended
April 30, 2020 (1)

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (2)	0.25
Net realized and unrealized loss on investments	(0.89)
Total from investment operations	(0.64)

Paid-in-Capital from
Redemption fees (3)	0.00

Less distributions from:
Net investment income	(0.22)

Net asset value, end of period	$9.14

Total return (4,5)	(6.53)%

Net assets, end of period (000s)	$10,277

Expenses, before waiver/reimbursement (6,7)	2.51%

Expenses, net waiver/reimbursement (7)	1.25%

Net investment income, net waiver/reimbursement (7)	2.85%

Portfolio turnover rate (5)	62%

(1)	The Zeo Sustainable Credit Fund commenced operations on June 5, 2019.

(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent any fee waivers and expense reimbursements by the advisor.

(7)	Annualized.

See accompanying notes to financial statements.

Zeo Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2020

1.	ORGANIZATION

The Zeo Short Duration Income Fund and the Zeo Sustainable Credit Fund (each a “Fund” and collectively the “Funds”) are each series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Zeo Short Duration Fund is a diversified fund and the Zeo Sustainable Credit Fund is a non-diversified fund. The Zeo Short Duration Income Fund seeks low volatility and absolute returns consisting of income and moderate capital appreciation. The Zeo Sustainable Credit Fund seeks risk-adjusted total returns consisting of income and moderate capital appreciation. The Funds currently offer Class I shares, which commenced operations on May 31, 2011 for the Zeo Short Duration Income Fund and June 5, 2019 for the Zeo Sustainable Credit Fund. Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the current bid price on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities and term loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the

Zeo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third-party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Zeo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2020 for the Funds’ investments measured at fair value:

Zeo Short Duration Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Preferred Stock	$4,863,300	$—	$—	$4,863,300
Bonds & Notes	—	207,820,051	—	207,820,051
Convertible Bond	—	813,456	—	813,456
Term Loans	—	56,618,859	—	56,618,859
Short-Term Investment	33,685,686	—	—	33,685,686
Total	$38,548,986	$265,252,366	$—	$303,801,352

Zeo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Zeo Sustainable Credit Fund

Assets*	Level 1	Level 2	Level 3	Total
Preferred Stock	$259,260	$—	$—	$259,260
Bonds & Notes	—	6,994,171	—	6,994,171
Term Loans	—	1,000,068	—	1,000,068
Short-Term Investment	1,587,152	—	—	1,587,152
Total	$1,846,412	$7,994,239	$—	$9,840,651

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Offering Costs – Offering costs incurred by the Zeo Sustainable Credit Fund of $15,807 were treated as deferred charges until operations commenced.

Federal Income Tax – The Funds continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years from April 30, 2017 through April 30, 2019, or expected to be taken in the Funds’ April 30, 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. federal and Ohio. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognized interest and penalties related to unrecognized tax benefits in interest and other expenses, respectively.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least monthly. The Funds will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from

Zeo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Zeo Capital Advisors, LLC serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, with respect to the Funds (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by other service providers. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.75% of each Fund’s average daily net assets. For the period ended April 30, 2020, the Zeo Short Duration Income Fund incurred $2,884,820 in advisory fees and the Zeo Sustainable Credit Fund incurred $47,842 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.25% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”). Prior to August 28, 2019, the Expense Limitation was 1.50% for the Zeo Short Duration Income Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Funds, on a rolling three year basis, for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed the Expense Limitation. If

Zeo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Funds and their shareholders. With respect to the Zeo Sustainable Credit Fund, the Advisor waived fees in the amount of $47,842 and also reimbursed expenses in the amount of $32,954 for the period ended April 30, 2020. Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of April 30, 2020 will expire on April 30 of the following years:

Fund
Zeo Sustainable Credit Fund	$80,796	April 30, 2023

Northern Lights Distributors, LLC (“NLD” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the period ended April 30, 2020, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides fund administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

For the period ended April 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Zeo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Fund	Purchases	Sales
Zeo Short Duration Income Fund	$333,712,172	$350,348,694
Zeo Sustainable Credit Fund	12,625,641	3,428,286

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2020, Charles Schwab & Co, Inc. and National Financial Services held approximately 28.5% and 40.3%, respectively, of the voting securities of the Zeo Short Duration Income Fund. As of April 30, 2020, Charles Schwab & Co, Inc. held approximately 91.6% of the voting securities of the Zeo Sustainable Credit Fund.

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the period ended April 30, 2020, the Zeo Short Duration Income Fund assessed $14,344 in redemption fees and the Zeo Sustainable Credit Fund assessed $2,327 in redemption fees.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At April 30, 2020, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Zeo Short Duration Income Fund	$334,284,626	$87,360	$(30,570,634)	$(30,483,274)
Zeo Sustainable Credit Fund	10,689,752	15,981	(865,082)	(849,101)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended April 30, 2020 and April 30, 2019 was as follows:

For the fiscal year or period ended April 30,2020
Ordinary Income
Zeo Short Duration Income Fund	$15,263,305
Zeo Sustainable Credit Fund	179,283

For the fiscal year or period ended April 30,2019
Ordinary Income
Zeo Short Duration Income Fund	$11,284,955
Zeo Sustainable Credit Fund	—

Zeo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

As of April 30, 2020, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	and	Carry	Appreciation/	Accumulated
Fund	Income	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
Zeo Short Duration Income Fund	$164,054	$(3,109,713)	$(1,307,714)	$(30,483,274)	$(34,736,647)
Zeo Sustainable Credit Fund	1,657	(54,176)	(672)	(849,101)	(902,292)

The difference between book basis and tax basis undistributed net investment income, and unrealized depreciation from investments is primarily attributable to the adjustments for perpetual bonds.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Zeo Short Duration Income Fund	$3,109,713
Zeo Sustainable Credit Fund	54,176

At April 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Non-Expiring	Non-Expiring		CLCF
Fund	Short-Term	Long-Term	Total	Utilized
Zeo Short Duration Income Fund	$—	$1,307,714	$1,307,714	$569,718
Zeo Sustainable Credit Fund	672	—	672	—

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund and

Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund (the “Funds”), each a series of the Northern Lights Fund Trust, as of April 30, 2020, and the related statement of operations for the year then ended and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended for Zeo Short Duration Income Fund, and the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the period June 5, 2019 (commencement of operations) through April 30, 2020 for Zeo Sustainable Credit Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Zeo Short Duration Income Fund’s financial highlights for the years ended April 30, 2018, and prior, were audited by other auditors whose report dated June 27, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

C O H E N  &  C O M P A N Y ,  L T D.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

We have served as the auditor of one or more investment companies within the Family of Funds since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 25, 2020

Zeo Funds
EXPENSE EXAMPLES (Unaudited)
April 30, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The “Actual” lines in the tables below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Zeo Short Duration Income Fund

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period*	Annualized
Actual	11/1/19	4/30/20	11/1/19 – 4/30/20	Expense Ratio
Class I	$1,000.00	$937.40	$4.91	1.02%

Hypothetical	Beginning	Ending	Expenses Paid	Fund’s
(5% return before	Account Value	Account Value	During Period*	Annualized
expenses)	11/1/19	4/30/20	11/1/19 – 4/30/20	Expense Ratio
Class I	$1,000.00	$1,019.79	$5.12	1.02%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Zeo Funds
EXPENSE EXAMPLES (Unaudited)
April 30, 2020

Zeo Sustainable Credit Fund

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period*	Annualized
Actual	11/1/19	4/30/20	11/1/19 – 4/30/20	Expense Ratio
Class I	$1,000.00	$925.20	$5.98	1.25%

Hypothetical	Beginning	Ending	Expenses Paid	Fund’s
(5% return before	Account Value	Account Value	During Period*	Annualized
expenses)	11/1/19	4/30/20	11/1/19 – 4/30/20	Expense Ratio
Class I	$1,000.00	$1,018.65	$6.27	1.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Zeo Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2020

Zeo Short Duration Income Fund (Adviser - Zeo Capital Advisors, LLC)*

In connection with the regular meeting held on March 18-19, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Zeo Capital Advisors, LLC (“Adviser”) and the Trust, with respect to the Zeo Short Duration Income Fund (referred to as the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that ZCA was founded in 2009, specialized in fixed income investment strategies, and had approximately $405 million in assets under management. The Trustees discussed the background information of the personnel responsible for servicing the Fund, noting their financial industry experience. They discussed the adviser’s investment process, noting that it utilized market screens and discussions with active market participants and research analysts to initially identify investment opportunities, which was then followed by deep fundamental analysis. The Trustees discussed the adviser’s risk management process, noting how the adviser sought to mitigate interest rate risk, credit risk and liquidity risk. The Trustees noted that the adviser had remained disciplined and consistent with its investment process that emphasized risk management and detailed analysis. The Trustees concluded that ZCA was expected to continue to provide high quality service to the Fund for the benefit of shareholders.

Performance. The Trustees reviewed the Fund’s performance and noted that the Fund had underperformed its Morningstar category median and peer group median over the one-year, three-year, and five-year periods. They also noted that the Fund had outperformed its peer group median but underperformed its benchmark and Morningstar category for the since inception period. The Trustees reviewed ZCA’s explanation of the Fund’s underperformance and noted the adviser’s assertion that its management of the Fund was not tied to a particular comparison but rather was intended to provide risk adjusted absolute returns for the benefit of shareholders. The Trustees concluded that ZCA’s performance had been acceptable.

Fees and Expenses. The Trustees noted that ZCA’s advisory fee of 0.75% with respect to the Fund was higher than the median and average of both its peer group and Morningstar category, but was within the range of both groups. The Trustees noted that the Fund’s net expense ratio of 1.00% was higher than its peer group median and average and its Morningstar category median and average but was well within the range of both groups. Based on these factors including, the in-depth fundamental analysis conducted by the adviser. the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Zeo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2020

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the management of the Fund. They noted that the adviser and the Board had agreed in 2018 to eliminate the fee breakpoint in order to lower the fee overall, and the adviser did not expect to offer any further breakpoints for the Fund due to the Fund’s capacity limitations. The Trustees agreed that in light of the expense limitation agreement, and the adviser’s perceived capacity limitations, the absence of breakpoints was acceptable.

Profitability. The Trustees considered the profitability realized by the adviser in connection with the operation of the Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the services to be provided to the Fund. They noted that ZCA reported a profit with respect to Zeo that was not unreasonable. After discussion, the Trustees concluded that, based on the profitability analysis provided by the adviser, that the adviser was not excessively profitable from its relationship with the Fund.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was not unreasonable and that approval of the advisory agreement was in the best interests of future shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Zeo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

4/30/20 – NLFT_v3

Zeo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President-Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 -2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2020, the Trust was comprised of 77 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Advisor.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-936-3863.

4/30/20 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR
Zeo Capital Advisors, LLC
1 Montgomery Street, Suite 3450
San Francisco, CA 94104

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(2)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Anthony J. Hertl, Mark H. Taylor and Mark Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $31,000

2019 - $15,500

2018 - $15,500

2017 - $14,900

2016 - $14,900

2015 - $14,900

2014 - $14,500

2013 - $14,000

2012 - $14,000

(b)	Audit-Related Fees

2020 - None

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 – None

(c)	Tax Fees

2020 - $4,700

2019 - $2,200

2018 - $2,200

2017 - $2,200

2016 - $2,200

2015 - $2,200

2014 - $2,000

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013	2014	2015	2016	2017	2018	2019	2020
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $4,700

2019 - $2,200

2018 - $2,200

2017 - $2,200

2016 - $2,200

2015 - $2,200

2014 - $2,000

2013 - $2,000

2012 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/8/20

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 7/8/20